Legg Mason Partners Income Funds


Sub-Item 77Q1  (Exhibits)
Registrant incorporates by reference Registrant's 497 Supplement
"dated December 3, 2006 filed on November 3, 2006."
(Accession No. 0001193125-06-223703)